UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 17, 2007

METRETEK TECHNOLOGIES, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-19793	84-11698358
(State or other jurisdiction	(Commission File Number)	(I.R.S Employer
of incorporation)		Identification No.)

1609 Heritage Commerce Court, Wake Forest, North Carolina	27587
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (919) 556-3056
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     On May 17, 2007, Metretek Technologies, Inc., a Delaware corporation (the “Company”), announced that it will be presenting on May 21, 2007 at the Sixth Annual JMP Securities Research Conference being held at the Ritz-Carlton Hotel in San Francisco, California and on May 23, 2007 at the 4th Annual Craig-Hallum Institutional Investor Conference at the Radisson Plaza Hotel in Minneapolis Minnesota. These presentations, to be given by Sidney Hinton, the President and Chief Executive Officer of the Company, will include information about the business, operations, financial results and prospects of the Company and its subsidiaries, including current operations and business initiatives. A copy of the investment presentation to be given at the Sixth Annual JMP Securities Research Conference is available on the Company’s website at www.metretek.com under “Investor Info”, and is also attached to this Report as Exhibit 99.1 and incorporated herein by this reference. Mr. Hinton may also be giving this investment presentation from time to time, after these conferences, to other investors, investment analysts and other members of the financial and investment community.
     A copy of the Company’s press release announcing the Company’s presentations at the Sixth Annual JMP Securities Research Conference and at the 4th Annual Craig-Hallum Institutional Investor Conference is attached to this Report as Exhibit 99.2 and incorporated herein by this reference.
     The presentation attached to this Report contains forward-looking statements made within the meaning of and pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A more thorough discussion of certain risks, uncertainties and other factors that may affect the Company’s operating results is included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 and subsequently filed reports with the Securities and Exchange Commission.
     The information in this Report, including the exhibits hereto, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
99.1	Investment Presentation, dated May 21, 2007, of Metretek Technologies, Inc.

99.2	Press release of Metretek Technologies, Inc., issued May 17, 2007, announcing its presentation at the Sixth Annual JMP Securities Research Conference and at the 4th Annual Craig-Hallum Institutional Investor Conference.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METRETEK TECHNOLOGIES, INC.
By:	/s/ Sidney Hinton
Sidney Hinton
President and Chief Executive Officer

Dated: May 17, 2007

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